 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 10, 2022 (May 9, 2022)

TIGA ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-39714	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Ocean Financial Center Level 40, 10 Collyer Quay, Singapore Singapore	049315
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: +65 6808-6288

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	TINV U	The New York Stock Exchange

Class A ordinary shares, par value $0.0001 per share	TINV	The New York Stock Exchange

Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	TINV WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Form 8-K/A amends the Form 8-K filed by Tiga Acquisition Corp. (the “Company”) on May 9, 2022 (the “Original 8-K”) in connection with its announcement of the entry into a material definitive agreement in connection with its business combination with Grindr Group LLC and related matters under Items 1.01, 3.02, 7.01 and 9.01 of Form 8-K. The Company is furnishing this Form 8-K/A for the sole purpose of providing certain corrections to the Investor Presentation of Tiga Acquisition Corp. dated May 2022 (the “Investor Presentation”). No other changes to the Original 8-K have been made.

Item 7.01	Regulation FD Disclosure.

Exhibit 99.2 is amended by correcting certain errors on slides 2, 3, 13, 18 and 30 - 32. The corrected version of Exhibit 99.2 is attached hereto and supersedes Exhibit 99.2 to the Original 8-K in its entirety.

The information in this Item 7.01, including Exhibit 99.2, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of Tiga under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report will not be deemed an admission as to the materiality of any information of the information in this Item 7.01, including Exhibit 99.2.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

The Exhibit Index is incorporated by reference herein.

EXHIBIT INDEX

Exhibit No.	Description

99.2	Investor Presentation of Tiga Acquisition Corp. dated May 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIGA ACQUISITION CORP.
Dated: May 10, 2022

	By:	/s/G. Raymond Zage, III
Name: G. Raymond Zage, III
Title: Chairman and CEO